UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	BPOP	The NASDAQ Stock Market
6.125% Cumulative Monthly Income Trust Preferred Securities	BPOPM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Popular, Inc. (the “Corporation”) held its Annual Meeting of Shareholders on May 12, 2022. At the Annual Meeting, the Corporation’s shareholders voted on the following three proposals and cast their votes as described below:

Proposal 1 – Election of Directors

Elected the following four individuals to serve as “Class 1” directors until the Annual Meeting of Shareholders to be held in 2023 or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Vote
Alejandro M. Ballester	59,505,072	3,301,517	622,111	5,884,034
Richard L. Carrión	61,585,700	1,122,921	720,079	5,884,034
Betty DeVita	62,256,093	393,553	779,054	5,884,034
Carlos A. Unanue	61,225,574	1,571,494	631,632	5,884,034

Elected the following four individuals to serve as “Class 2” directors until the Annual Meeting of Shareholders to be held in 2023 or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Vote
Joaquín E. Bacardí, III	60,247,762	2,439,499	741,439	5,884,034
Robert Carrady	62,086,673	589,380	752,647	5,884,034
John W. Diercksen	60,249,839	2,519,294	659,567	5,884,034
Myrna M. Soto	59,436,109	3,335,637	656,954	5,884,034

Elected the following individual to serve as a “Class 3” director until the Annual Meeting of Shareholders to be held in 2023 or until his successor is duly elected and qualified:

	For	Against	Abstain	Broker Non-Vote
José R. Rodríguez	62,358,031	431,901	638,768	5,884,034

Proposal 2 – Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)

Approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers.

For	Against	Abstained	Broker Non-Votes
60,775,988	1,863,754	788,958	5,884,034

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2022.

For	Against	Abstained	Broker Non-Votes
66,968,456	2,192,923	151,355	0

Item 9.01. Financial Statements and Exhibits.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: May 16, 2022	By:	/s/ José R. Coleman Tió
José R. Coleman Tió
Executive Vice President and Chief Legal Officer